EXHIBIT 10.61
                                                                   -------------


   CERTAIN INFORMATION HAS BEEN DELETED FROM THIS EXHIBIT AND FILED SEPARATELY
     WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
                    CONFIDENTIAL TREATMENT UNDER RULE 24b-2.


                                OPTION AGREEMENT

This Agreement is made as of October 2, 2001 by and among PentaPure Incorporated, a Minnesota corporation ("PentaPure"), Xxxxxxxxxx, Inc., a Delaware corporation ("Xxxxxxxxxx"), xxxxxxxxxxxxxxxxxx ("xxxxxxx"), xxxxxxxxxxxx ("Xxxxxxx") and XXXXXXX ("XXXXXXX") (Xxxxxxx, Xxxxxxx and XXXXXXX being each a "Stockholder" and collectively the "Stockholders").


                                    Recitals:

         The Stockholders own all of the outstanding capital stock of Xxxxxxxxxx. PentaPure is entering into a Supply Agreement dated October 2, 2001 with Xxxxxxxxxx (the "Supply Agreement") under which Xxxxxxxxxx will supply to PentaPure (and PentaPure will purchase) approximately xxxxxxxxxxxx carbon blocks or more during a xxxx month period. The parties also desire that PentaPure purchase from Xxxxxxxxxx xxxx newly issued shares of Xxxxxxxxxx common stock for $xxxxxxxxx, and that Xxxxxxxxxx and the Stockholders grant PentaPure certain options to purchase Xxxxxxxxxx common stock.


                                   Agreement:

         NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

         1. Initial Purchase of 6.8% Interest. Xxxxxxxxxx agrees to issue and sell to PentaPure, and PentaPure agrees to purchase from Xxxxxxxxxx, xxxxxxxxxxxxxxxxx shares of Xxxxxxxxxx common stock (the "Common Stock") for a total purchase price of $xxxxxxx. These xxxx shares (referred to herein as the "Initial Purchase") shall constitute 6.890% of the then outstanding shares of Common Stock. The Initial Purchase shall occur as of the date of this Agreement, and a stock certificate representing the Initial Purchase shall be signed and delivered to PentaPure at the time this Agreement is executed. PentaPure shall pay the purchase price for the Initial Purchase in xxxxxx installments of $xxxxxx each, which shall be paid on the xxth, xxth and xxxth day after Xxxxxxxxxx has commenced production of the carbon blocks to be delivered to PentaPure under the Supply Agreement. Xxxxxxxxxx shall give PentaPure written notice and provide reasonable verification of the date of such commencement.

         2. Repurchase if PentaPure Does Not Exercise First Option. In the event that PentaPure does not exercise the First Option (as defined below) prior to its expiration on July 31, 2002, then no later than July 31, 2003 Xxxxxxx and Xxxxxxx shall repurchase from PentaPure and pay cash for the shares constituting the Initial Purchase at the same price of $xxxxxxxx per share as was paid by PentaPure to acquire them. Xxxxxxx and Xxxxxxx shall each be obligated to pay his pro rata portion of the shares (75% and 25% respectively), provided that if either Xxxxxxx or Xxxxxxx should default in repurchasing the shares he or it is obligated to


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


repurchase, the other shall repurchase the shares that should have been repurchased by the defaulting party. The closing of such repurchase shall be governed by Section 7 below. Upon completion of such repurchase and payment, this Option Agreement and the Buy-Sell Agreement shall terminate.

         3. First Option to Purchase Additional xxxx% Interest. Xxxxxxxxxx hereby grants PentaPure the right and option (the "First Option") to purchase from Xxxxxxxxxx xxx shares of Xxxxxxxxxx Common Stock, constituting (after giving effect to the purchase under Section 1 above) xxxx% of the then outstanding shares of Xxxxxxxxxx Common Stock. Xxxxxxxxxx and the Stockholders warrant that the exercise of the First Option would result in PentaPure owning a total of xxx shares constituting a total of xxxxx% of the then outstanding shares of Xxxxxxxxxx Common Stock. The First Option shall be exercisable by PentaPure giving written notice to Xxxxxxxxxx at any time not later than xxxxxxxx (the "xxxxxxxxxxxxxxxxxxx"), at which time the First Option shall expire. The purchase price for the First Option Shares shall be $xxxxxxx, which shall be payable in cash at the closing of the First Option exercise.

         4. Second Option. (a) Xxxxxxx, Xxxxxxx and XXXXXXX hereby grant PentaPure the right and option (the "Second Option") to purchase from them a total of xxx shares of Xxxxxxxxxx Common Stock, or if there has been any increase above xxxxx in the number of outstanding shares of Common Stock, that number of shares of the Company Common Stock which together with the Initial Shares and the First Option Shares constitutes xx% of the outstanding Common Stock (such xxx or greater number of shares being referred to herein as the "Second Option Shares"). xxxx% of the Second Option Shares shall be sold to PentaPure by Xxxxxxx, xxxx% shall be sold to PentaPure by Xxxxxxx and xx% shall be sold to PentaPure by XXXXXXX. If one or more of the Stockholders should default in selling to PentaPure his or its portion of the Second Option Shares, the others shall sell to PentaPure the shares that should have been sold by the defaulting Stockholder(s). PentaPure shall be entitled to exercise the Second Option only if it has exercised the First Option. The Second Option shall be exercisable by PentaPure giving written notice to Xxxxxxx, Xxxxxxx and XXXXXXX at any time not later than xxxxxxxxxxxxx (the "xxxxxxxxxxxxxxxxxxxxxxx"), at which time the Second Option shall expire. The purchase price for the Second Option Shares shall be a total of $xxxxxxx, which shall be payable in cash at the closing of the Second Option exercise and allocated among Xxxxxxx, Xxxxxxx and XXXXXXX in proportion to the number of shares sold by each at that closing.

         (b) The First Option and the Second Option are each included in the meaning of the term "Option" and are collectively referred to herein as the "Options." The First Option Shares and Second Option Shares are each included in the meaning of the term "Option Shares."

         (c) PentaPure agrees that it will not, without the prior written consent of all of the Stockholders, directly or indirectly acquire or enter into any agreement to acquire any shares of the Company's capital stock by any means other than the exercise of the Options provided in this Agreement or the exercise of rights granted under the Buy-Sell Agreement referred to below.

         5. Escrow; Buy-Sell Agreement. At the time this Agreement is executed, PentaPure and the Stockholders shall also execute an Escrow Agreement with a commercial bank or trust company in the form attached hereto as Exhibit 1 (the "Escrow Agreement") and a Buy-Sell Agreement in the form attached hereto as
Exhibit 2 (the "Buy-Sell Agreement").


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


         6. Repurchase if PentaPure Does Not Exercise Second Option. In the event that PentaPure exercises the First Option but does not exercise the Second Option prior to its expiration on xxxxxxxxxxxxx, then on or before July 31, 2003 each Shareholder may repurchase from PentaPure the First Option Shares for the same purchase price, paid in cash, at which they purchased by PentaPure. The closing of such repurchase shall be governed by Section 7 below. Upon completion of such repurchase and payment, this Option Agreement and the Buy-Sell Agreement shall terminate.

         7. Closing. Unless the parties otherwise agree, each closing of an Option and purchase of Option Shares pursuant to this Agreement (each an "Option Closing") shall be completed thirty days after notice of exercise of the Option is given, at 10:00 AM, Minneapolis time, at the offices of Lindquist & Vennum P.L.L.P., 4200 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota. The date of each Option Closing is a "Closing Date." At each Closing:

         (a) the Stockholders selling the Option Shares shall deliver to PentaPure a certificate signed by each of them stating that the representations and warranties contained in Section 8 are correct on and as of the Closing Date as though made on and as of such date, except to the extent specified in writing in an updated Disclosure Schedule attached to the certificate;

         (b) the Stockholders selling the Option Shares shall deliver to PentaPure stock certificates representing the Option Shares being purchased by PentaPure; and

         (c) PentaPure shall deliver to the Stockholders who are selling the Option Shares payment of the purchase price for exercise of the Option being exercised.

         8. Representations and Warranties by the Stockholders. Xxxxxxxxxx and the Stockholders jointly and severally represent and warrant to PentaPure that, except as expressly stated in the Disclosure Statement attached hereto as
Exhibit 4 (the "Disclosure Statement"):

                  8.1 Organization. Xxxxxxxxxx is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is duly qualified as a foreign corporation in the State of Xxxxxxx, and has the requisite corporate power and authority to own its properties and to carry on its business in all material respects as it is now being conducted. Xxxxxxxxxx has the requisite corporate power and authority to perform its obligations under this Agreement. Xxxxxxxxxx does not have any direct or indirect equity interest in any other Person (as defined below).

                  8.2 Qualification. Xxxxxxxxxx is duly qualified or licensed as a foreign corporation in good standing in each jurisdiction wherein the nature of its activities or of its properties owned or leased makes such qualification or licensing necessary and failure to be so qualified or licensed would have a material adverse impact on its business.

                  8.3 Financial Statements. Attached hereto as Exhibit 5 are the following (the "Financial Statements"): (i) the unaudited financial statements of Xxxxxxxxxx as of December 31, 2000, and (ii) the unaudited financial statements of Xxxxxxxxxx as of July 31, 2001 and for the seven months then ended (the "Balance Sheet Date"). The Financial Statements (i) are in accordance with the books and records of Xxxxxxxxxx, (ii) presents fairly the financial condition


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


of Xxxxxxxxxx as of the dates of the balance sheets included in those financial statements, and (iii) have been, in all material respects, prepared in accordance with generally accepted accounting principles applied on a basis consistent with prior accounting periods. Specifically, but not by way of limitation, the balance sheet for the Balance Sheet Date, or notes thereto, disclose all of the debts, liabilities and obligations of any nature (whether absolute, accrued contingent and whether due or to become due) of Xxxxxxxxxx at the Balance Sheet Date which, individually or in the aggregate, are material and which in accordance with generally accepted principles would be required to be disclosed in such balance sheet, and the omission of which would, in the aggregate, have a material adverse impact on Xxxxxxxxxx. The balance sheet for the Balance Sheet Date includes appropriate reserves for all taxes and other liabilities accrued at such date but not yet payable.

                  8.4 Tax Returns and Audits. All required federal, state and local tax returns or appropriate extension requests of Xxxxxxxxxx have been filed, and all federal, state and local taxes required to be paid with respect to such returns have been paid or due provision for the payment thereof has been made. Xxxxxxxxxx is not delinquent in the payment of any such tax or in the payment of any assessment or governmental charge. Xxxxxxxxxx has not received notice of any tax deficiency proposed or assessed against it, and has not executed any waiver of any statute of limitations on the assessment or collection of any tax. None of the Company's tax returns has been audited by governmental authorities in a manner to bring such audits to the Company's attention. Xxxxxxxxxx does not have any tax liabilities, except those reflected in Exhibit 4 hereto and those incurred in the ordinary course of business since the Balance Sheet Date.

                  8.5 Changes, Dividends, etc. Since the Balance Sheet Date, Xxxxxxxxxx has not: (a) incurred any debts, obligations or liabilities, absolute, accrued or contingent and whether due or to become due, except current liabilities incurred in the ordinary course of business, which (individually or in the aggregate) will not materially and adversely affect the business, properties or prospects of Xxxxxxxxxx; (b) paid any obligation or liability other than, or discharged or satisfied any liens or encumbrances other than those securing, current liabilities, in each case in the ordinary course of business; (c) declared or made any payment or distribution to its stockholders as such, or purchased or redeemed any of its shares of capital stock or other securities, or obligated itself to do so; (d) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, except in the ordinary course of business; (e) sold, transferred or leased any of its assets except in the ordinary course of business; (f) canceled or compromised any debt or claim, or waived or released any right of material value; (g) suffered any physical damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the properties, business or prospects of Xxxxxxxxxx; (h) entered into any transaction other than in the ordinary course of business; (i) encountered any labor difficulties or labor union organizing activities; (j) issued or sold any shares of capital stock or other securities or granted any options, warrants or other purchase rights with respect thereto other than as contemplated by this Agreement; (k) made any acquisition or disposition of any material assets or become involved in any other material transaction, other than for fair value in the ordinary course of business; (1) increased the compensation payable, or to become payable, to any of its directors or employees, or made any bonus payment or similar arrangement with any directors or employees or increased the scope or nature of any fringe benefits provided for its employees or directors; or (m) agreed to do any of the foregoing other than pursuant hereto. There has been no material adverse change in the


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


financial condition, operations, results of operations or business of Xxxxxxxxxx since the Balance Sheet Date.

                  8.6 Title to Properties and Encumbrances. Xxxxxxxxxx has good and marketable title to all its owned properties and assets, including without limitation the properties and assets reflected in the Financial Statements and the properties and assets used in the conduct of its business, except for property disposed of in the ordinary course of business since the Balance Sheet Date, which properties and assets are not subject to any mortgage, pledge, lease, lien, charge, security interest, encumbrance or restriction, except those which are expressly identified in the Disclosure Schedule. The plant, offices and equipment owned and leased by Xxxxxxxxxx have been kept in good condition and repair in the ordinary course of business, and Xxxxxxxxxx has not been threatened with any action or proceeding under any building or zoning ordinance, law or regulation.

                  8.7 Litigation; Governmental Proceedings. There are no legal actions, suits, arbitrations or other legal, administrative or governmental proceedings or investigations pending or, to the knowledge of Xxxxxxxxxx, threatened against Xxxxxxxxxx, its properties, assets or business, and Xxxxxxxxxx is not aware of any facts which are likely to result in or form the basis for any such action, suit or other proceeding. Xxxxxxxxxx is not in default with respect to any judgment, order or decree of any court or any governmental agency or instrumentality. Xxxxxxxxxx has not been threatened with any action or proceeding under any business or zoning ordinance, law or regulation.

                  8.8 Compliance with Applicable Laws and Other Instruments. The business and operations of Xxxxxxxxxx have been and are being conducted in accordance with all applicable laws, rules and regulations of all governmental authorities. Neither the execution nor delivery of, nor the performance of or compliance with, this Agreement nor the consummation of the transactions contemplated hereby will conflict with, or, with or without the giving of notice or passage of time, result in any breach of, or constitute a default under, or result in the imposition of any lien or encumbrance upon any asset or property of Xxxxxxxxxx pursuant to, any applicable law, administrative regulation or judgment, order or decree of any court or governmental body, any agreement or other instrument to which Xxxxxxxxxx is a party or by which it or any of its properties, assets or rights is bound or affected, and will not violate the Certificate of Incorporation or Bylaws of Xxxxxxxxxx. Xxxxxxxxxx is not in violation of its Certificate of Incorporation or its Bylaws nor in violation of, or in default under, any lien, indenture, mortgage, lease, agreement, instrument, commitment or arrangement in any material respect.

                  8.9 Outstanding Debt. Xxxxxxxxxx has no indebtedness for borrowed money, except as otherwise set forth in the Financial Statements. Xxxxxxxxxx is not in default in the payment of the principal of or interest or premium on any such indebtedness for borrowed money, and no event has occurred or is continuing under the provisions of any instrument, document or agreement evidencing or relating to any such indebtedness for borrowed money which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

                  8.10 Authorization. This Agreement is a valid and binding agreement of the Stockholders enforceable in accordance with its terms, except as the enforceability thereof may


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be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the enforcement of creditors' rights generally, and except for judicial limitations on the enforcement of the remedy of specific enforcement and other equitable remedies.

                  8.11 Retirement Plans. Xxxxxxxxxx does not have any retirement plan in which any employees of Xxxxxxxxxx participate that is subject to any provision of the Employee Retirement Income Security Act of 1974 and of the regulations adopted pursuant thereto ("ERISA").

                  8.12 Environmental and Safety Laws. To the Stockholders knowledge, Xxxxxxxxxx is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and no material expenditures are or will be required in order to comply with any such existing statute, law or regulation.

                  8.13 Xxxxxxxxxx Capital Stock. The authorized capital stock of Xxxxxxxxxx consists of xxxx shares of common stock, of which xxxx shares are issued and outstanding that are owned beneficially and of record as follows: xxx shares by Xxxxxxx, xxx shares by Xxxxxxx and xxx shares by XXXXXXX. The managing partner of XXXXXXX is Xxxxx Xxxxxxx. All of the outstanding shares of capital stock of Xxxxxxxxxx were duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding subscriptions, options, warrants, calls, contracts, demands, commitments, convertible securities or other agreements or arrangements of any character or nature whatever, except as otherwise disclosed in the Disclosure Schedule, under which Xxxxxxxxxx is or may be obligated to issue capital stock or other securities of any kind representing an ownership interest or contingent ownership interest in Xxxxxxxxxx. Neither the offer nor the purchase of the Option Shares constitutes an event, under any anti-dilution provisions of any securities issued or issuable by Xxxxxxxxxx or any agreements with respect to the issuance of securities by Xxxxxxxxxx, which will either increase the number of shares issuable pursuant to such provisions or decrease the consideration per share to be received by Xxxxxxxxxx pursuant to such provisions. No holder of any security of Xxxxxxxxxx is entitled to any preemptive or similar rights to purchase securities from Xxxxxxxxxx, except as otherwise contemplated by this Agreement. All outstanding securities of Xxxxxxxxxx have been issued in full compliance with an exemption or exemptions from the registration and prospectus delivery requirements of the Securities Act and from the registration and qualification requirements of all applicable state securities laws.

                  8.14 Option Shares. The shares constituting the Initial Purchase and the Option Shares, when purchased and paid for pursuant to the terms of this Agreement, will be duly authorized, validly issued and outstanding, fully paid, nonassessable and will be owned and held by PentaPure free and clear of all pledges, liens, encumbrances or restrictions created or suffered to exist by Xxxxxxxxxx or any Stockholder. The certificates representing the Initial Shares and the Option Shares to be delivered by Xxxxxxxxxx (or by the Stockholders, as the case may be) upon will be genuine and valid.

                  8.15 Patents and Other Intangible Rights. Xxxxxxxxxx owns or possesses adequate licenses or other rights to use all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, trade names, copyrights, manufacturing processes, formulae, trade secrets, customer lists and know how (collectively, "Intellectual Property") necessary or desirable to the conduct of its business as conducted and as proposed to


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be conducted, and no claim is pending or, to the best of any Stockholder's knowledge, threatened to the effect that the operations of Xxxxxxxxxx infringe upon or conflict with the asserted rights of any other person under any Intellectual Property, and to the best of any Stockholder's knowledge there is no basis for any such claim (whether or not pending or threatened). The Disclosure Schedule lists and identifies the Intellectual Property. Except as described on the Disclosure Schedule, no claim is pending or threatened to the effect that any such Intellectual Property owned or licensed by Xxxxxxxxxx, or which Xxxxxxxxxx otherwise has the right to use, is invalid or unenforceable by Xxxxxxxxxx, and to the best of any Stockholder's knowledge there is not basis for any such claim (whether or not pending or threatened). To the best of any Stockholder's knowledge, all technical information developed by and belonging to Xxxxxxxxxx which has not been patented has been kept confidential. Xxxxxxxxxx has not granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the products or proposed products or to provide the services or proposed services of Xxxxxxxxxx.

                  8.16 Schedule of Assets and Contracts. Xxxxxxxxxx does not own any real estate. Attached hereto as Exhibit 3 is a Schedule of Assets and Contracts containing:

                  (a) Annex A: a listing of each indenture, lease, sublease, license or other instrument under which Xxxxxxxxxx claims or holds a leasehold interest in real property;

                  (b) Annex B: a listing of all written and oral contracts, agreements, subcontracts, purchase orders, commitments and arrangements involving payments remaining to or from Xxxxxxxxxx in excess of $10,000 and other agreements material to Xxxxxxxx business to which Xxxxxxxxxx is a party or by which it is bound, under which full performance (including payment) has not been rendered by any party thereto;

                  (c) Annex C: a listing of all collective bargaining agreements, employment agreements, consulting agreements, noncompetition agreements, nondisclosure agreements, executive compensation plans, profit sharing plans, bonus plans, deferred compensation agreements, employee pension retirement plans and employee benefit stock option or stock purchase plans and other employee benefit plans, entered into or adopted by Xxxxxxxxxx;

                  (d) Annex D: a listing of all deeds of trust, mortgages, security agreements, pledge agreements and other agreements or arrangements whereby any of the assets or properties of Xxxxxxxxxx are subject to any lien, encumbrance, security interest or charge;

                  (e) Annex E: a listing of all leases of personal property involving payment remaining to or from Xxxxxxxxxx in excess of $10,000;

                  (f) Annex F: a listing of all bank accounts (or accounts with other financial institutions) maintained by Xxxxxxxxxx, together with the persons authorized to make withdrawals from such accounts; and


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                  (g) Annex G: the name of each employee of Xxxxxxxxxx whose annual compensation is in excess of $50,000 and the remuneration currently payable to each such employee.

                  Xxxxxxxxxx has provided legal counsel for PentaPure with a true and complete copy of each document referred to above which such counsel requests to examine.

                  Xxxxxxxxxx has in all material respects substantially performed all obligations required to be performed by it to date and is not in default in any material respect under any of the contracts, agreements, leases, documents, commitments or other arrangements to which it is a party or by which it is otherwise bound. All instruments referred to above are in effect and enforceable according to their respective terms (except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally, and except for judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies), and there is not under any of such instruments any existing material default or event of default or event which, with notice or lapse of time or both, would constitute an event of default thereunder. All parties having material contractual arrangements with Xxxxxxxxxx are in substantial compliance therewith and none are in material default in any respect thereunder. All plans or arrangements listed pursuant to clause (d) above are fully funded to the extent that such funding is required by generally accepted accounting principles.

                  8.17 No Brokers or Finders. No person, firm or corporation has or will have, as a result of any act or omission of Xxxxxxxxxx or any Stockholder, any right, interest or valid claim against or upon Xxxxxxxxxx or PentaPure for any commission, fee or other compensation as a finder or broker, or in any similar capacity, in connection with the transactions contemplated by this Agreement. The Stockholders will indemnify and hold each PentaPure harmless against any and all liability with respect to any such commission, fee or other compensation which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement.

                  8.18 Registration Rights. Xxxxxxxxxx has not agreed to register any of its authorized or outstanding securities under the Securities Act.

                  8.19 Disclosure. Neither this Agreement, nor any Schedule or Exhibit to this Agreement contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. None of the statements, documents, certificates or other items prepared or supplied by Xxxxxxxxxx with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading. There is no fact which Xxxxxxxxxx has not disclosed to PentaPure and of which Xxxxxxxxxx is aware which materially and adversely affects or could materially and adversely affect the business, prospects, financial condition, operations, property or affairs of Xxxxxxxxxx or any of its subsidiaries. The financial projections and other estimates contained in the Company's Business Plan provided to PentaPure were prepared by a consultant to Xxxxxxxxxx, and approved by Xxxxxxxxxx, based on Xxxxxxxxxx' experience in the industry and on assumptions as to future events which Xxxxxxxxxx, at the date of the issuance of the Business Plan, believed to be reasonable, but which Xxxxxxxxxx cannot and does not assure or guarantee the attainment of in any manner.


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The parties acknowledge that the Business Plan assumed a significant infusion of capital into Xxxxxxxxxx which, as a result of entering into this Agreement, will not and is not intended to occur. PentaPure agrees that any decision to exercise an Option shall be based solely on information concerning Xxxxxxxxxx that PentaPure obtains from and after the date of this Agreement.

         9. Affirmative Covenants. Until the termination of this Agreement as provided in Section 13 below, Xxxxxxxxxx agrees to abide by, and the Stockholders jointly and severally agree that they each will cause Xxxxxxxxxx to abide by, the following covenants:

                  9.1 Corporate Existence. Xxxxxxxxxx will maintain its corporate existence in good standing and comply with all applicable laws and regulations of the United States or of any state or states thereof or of any political subdivision thereof and of any governmental authority where failure to so comply would have a material adverse impact on Xxxxxxxxxx or its business or operations.

                  9.2 Books of Account and Reserves. Xxxxxxxxxx will keep books of record and account in which full, true and correct entries are made of all of its dealings, business and affairs, in accordance with generally accepted accounting principles. Xxxxxxxxxx will employ certified public accountants selected by the Board of Directors of Xxxxxxxxxx who are "independent" within the meaning of the accounting regulations of the Commission, and have annual audits made by such independent public accountants.

                  9.3 Furnishing of Financial Statements and Information. Beginning xxxxxxxxxxxxxxxx, Xxxxxxxxxx will deliver to PentaPure:

                  (a) as soon as practicable, but in any event within 30 days after the close of each month, unaudited balance sheets of Xxxxxxxxxx and any Subsidiaries (as hereinafter defined) as of the end of such month, together with the related statements of operations and cash flow for such month, setting forth the budgeted figures for such month and in comparative form figures for the corresponding month of the previous fiscal year, all in reasonable detail and certified by an authorized accounting officer of Xxxxxxxxxx, subject to year-end adjustments;

                  (b) as soon as practicable, but in any event within 60 days after the end of each fiscal year, a consolidated balance sheet of Xxxxxxxxxx and its Subsidiaries, as of the end of such fiscal year, together with the related consolidated statements of operations, stockholders, equity and cash flow for such fiscal year, setting forth in comparative form figures for the previous fiscal year, all in reasonable detail and duly certified by the Company's independent public accountants, which accountants shall have given Xxxxxxxxxx an opinion, unqualified as to the scope of the audit, regarding such statements;

                  (c) promptly after the submission thereof to Xxxxxxxxxx, copies of all reports and recommendations submitted by independent public accountants in connection with any annual or interim audit of the accounts of the company or any of its Subsidiaries made by such accountants;


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


                  (d) within 10 days after Xxxxxxxxxx learns in writing of the commencement or threatened commencement of any material suit, legal or equitable, or of any material administrative, arbitration or other proceeding against Xxxxxxxxxx or its businesses, assets or properties, written notice of the nature and extent of such suit or proceeding; and

                  (e) with reasonable promptness, such other financial data relating to the business, affairs and financial condition of Xxxxxxxxxx as is available to Xxxxxxxxxx and as from time to time PentaPure may reasonably request.

                  9.4 Inspection. Upon 15 days notice, Xxxxxxxxxx will permit PentaPure and any of its officers or employees, or any outside representatives designated by such PentaPure and reasonably satisfactory to Xxxxxxxxxx, to visit and inspect any of the properties of Xxxxxxxxxx, including its books and records (and to make photocopies thereof or make extracts therefrom), and to discuss its affairs, finances, and accounts with its officers, lawyers and accountants, except with respect to trade secrets and similar confidential information, all to such reasonable extent and at such reasonable times and intervals as such PentaPure may reasonably request. Except as otherwise required by laws or regulations applicable to a PentaPure, PentaPure shall maintain, and shall require their representatives to maintain, all information obtained pursuant to
Section 3.3 hereof and this Section 3.4 on a confidential basis.

                  9.5 Payment of Taxes and Maintenance of Properties. Xxxxxxxxxx will:

         (a) pay and discharge promptly, or cause to be paid and discharged promptly when due and payable, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or upon any of its properties, as well as all material claims of any kind (including claims for labor, material and supplies) which, if unpaid, might by law become a lien or charge upon its property; provided, however, that Xxxxxxxxxx shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if Xxxxxxxxxx shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting principles) deemed adequate by it with respect thereto; and

         (b) maintain and keep, or cause to be maintained and kept, its properties in good repair, working order and condition, and from time to time make, or cause to be made, all repairs and renewals and replacements which in the opinion of Xxxxxxxxxx are necessary and proper so that the business carried on in connection therewith may be properly and advantageously conducted at all times; Xxxxxxxxxx will maintain or cause to be maintained back-up copies of all valuable papers and software.

                  9.6 Insurance. Xxxxxxxxxx will obtain and maintain in force such property damage, public liability, business interruption, worker's compensation, indemnity bonds and other types of insurance as the Company's executive officers, after consultation with an accredited insurance broker, shall determine to be necessary or appropriate to protect Xxxxxxxxxx from the insurable hazards or risks associated with the conduct of the Company's business. The Company's executive officers shall periodically report to the Board of Directors on the status of such insurance coverage. All insurance shall be maintained in at least such amounts and to such extent as shall be determined to be reasonable by the Board of Directors; and all such insurance shall be effected and maintained in force under a policy or policies issued by insurers of recognized responsibility, except that Xxxxxxxxxx may effect worker's compensation or similar insurance in respect of operations in any state or other jurisdiction either through an insurance fund operated by such state or other jurisdiction or by causing to be maintained a system or systems of self-insurance which is in accord with applicable laws.

                  9.7 Payment of Indebtedness and Discharge of Obligations. Xxxxxxxxxx will pay or cause to be paid the principal of and interest and premium, if any, on all indebtedness for borrowed money heretofore or hereafter incurred or assumed by it when and as the same shall become due and payable, unless such indebtedness for borrowed money is renewed or extended. Xxxxxxxxxx will faithfully observe, perform and discharge all of the material covenants, conditions and obligations which are imposed on it by any and all indentures and other agreements securing or evidencing such indebtedness for borrowed money or pursuant to which such indebtedness for borrowed money is issued, and will not permit the continuance of any act or omission which is or under the provisions thereof may be declared to be a material default thereunder, unless such default is waived pursuant to the provisions thereof. Xxxxxxxxxx shall not be required to make any payment or to take any other action by reason of this Section 9.7 at any time while it shall be currently contesting in good faith by appropriate proceedings its obligations to make such payment or to take such action provided that Xxxxxxxxxx shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting principles) deemed adequate by it with respect thereto.

                  9.8 Retirement Plans. Xxxxxxxxxx will cause each retirement plan of Xxxxxxxxxx in which any employees of Xxxxxxxxxx participate that is subject to the provisions of ERISA and the documents and instruments governing each such plan to be conformed to when necessary, and to be administered in a manner consistent with, those provisions of ERISA which may, from time to time, become effective and operative with respect to such plans; if requested by PentaPure in writing from time to time, furnish to PentaPure a copy of any annual report with respect to each such plan that Xxxxxxxxxx files with the Secretary of Labor pursuant to ERISA; and at such time as such insurance shall be available at rates deemed commercially reasonable by Xxxxxxxxxx, maintain insurance against the contingent liability against the net worth of Xxxxxxxxxx imposed in respect of each such plan by the provisions of ERISA.

                  9.9 Preparation and Approval of Budgets. In the event that PentaPure exercises the First Option, then for each fiscal year of Xxxxxxxxxx thereafter at least one month prior to the beginning of the fiscal year Xxxxxxxxxx shall prepare and submit to its Board of Directors, for its review and approval, an annual plan for such year, which shall include monthly capital and operating expense budgets, cash flow statements and profit and loss projections itemized in such detail as the Board of Directors may reasonably request. Each annual plan shall be modified as often as is necessary in the judgment of the Board of Directors to reflect changes required as a result of operating results and other events that occur, or may be reasonably expected to occur, during the year covered by the annual plan, and copies of each such modification shall be submitted to the Board of Directors. Xxxxxxxxxx will, simultaneously with the submission thereof to the Board of Directors, deliver a copy of each such annual plan and modification thereof to PentaPure.

                  9.10 Board of Directors. (a) In the event that PentaPure exercises the First Option, it shall have the right to designate one member of Xxxxxxx Board of Directors, which shall consist of not more than four persons. In the event that PentaPure exercises both the First

Option and the Second Option, PentaPure shall have the right to designate two members of Xxxxxxx Board of Directors, which shall consist of the two PentaPure representatives, two representatives of the Stockholders, and a fifth director who is mutually agreed upon by PentaPure and the Stockholders.

         (b) Members of the Board of Directors designated by PentaPure shall be entitled to all of the rights and subject to all of the obligations of all directors of Xxxxxxxxxx, as provided in its Articles of Incorporation, Bylaws and by law. Xxxxxxxxxx shall notify PentaPure of all regular meetings and special meetings of the Board of Directors of Xxxxxxxxxx at least ten business days in advance of such meetings, and afford any representative designated by PentaPure the right and opportunity to attend any such meeting. Such representative(s) shall be entitled to receive all written materials and other information given to directors of Xxxxxxxxxx in connection with any such meeting at the time such materials or information are given to such directors. Xxxxxxxxxx agrees, as a general practice, to hold a meeting of its Board of Directors at least once every quarter.

         10. Negative Covenants. In the event that PentaPure exercises the First Option, then until the termination of this Agreement as provided in Section 11 below (or such other period as is stated below as to certain specific covenants), the Stockholders jointly and severally agree that they each will cause Xxxxxxxxxx to abide by the covenants set forth below:

                  10.1 Liens. If PentaPure exercises the First Option, then from and after such exercise Xxxxxxxxxx will not grant or create, incur, assume or suffer to exist any lien, pledge, or security interest which applies to all or substantially all of its assets, except for liens, pledges or security interests granted to or held by one or more commercial banks or other regulated commercial lenders.

                  10.2 Indebtedness. If PentaPure exercises the First Option, then from and after such exercise Xxxxxxxxxx will not incur, create, assume or permit to exist any indebtedness for borrowed money or indebtedness evidenced by promissory notes, bonds, debentures or similar obligations, except for indebtedness to one or more commercial banks or other regulated commercial lenders, and loans from Stockholders.

                  10.3 Guaranties. Xxxxxxxxxx will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other person, except:

         (a) the endorsement of negotiable instruments by Xxxxxxxxxx for deposit or collection or similar transactions in the ordinary course of business; and

         (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons in existence on the date hereof and listed on the Disclosure Schedule.

                  10.4 Investments and Loans. Xxxxxxxxxx will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in any other Person except:

         (a) investments in existence on the date hereof and listed on the Disclosure Schedule;

         (b) investments in direct obligations of the United States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation or "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000;

         (c) loans in the ordinary course of business to officers and employees of Xxxxxxxxxx as travel advances and the like not exceeding at any one time an aggregate of $10,000; and

         (d) advances in the ordinary course of business in the form of progress payments, prepaid rent or security deposits.

                  10.5 [Intentionally deleted.]

                  10.6 Sale of Assets. Xxxxxxxxxx will not sell, lease, assign, transfer or otherwise dispose of (whether in one transaction or in a series of transactions) all or a material part of its assets to any other Person; provided, however, that the restrictions contained in this Section shall not apply to or prevent sales or leases by a Xxxxxxxxxx of its properties in the ordinary course of business or sales or leases by a Xxxxxxxxxx of its surplus, obsolete or worn-out properties. For purposes of this Section, "material part" means 10% or more of the book value of assets of Xxxxxxxxxx as determined in accordance with generally accepted accounting principles.

                  10.7 Consolidation and Merger. Xxxxxxxxxx will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

                  10.8 Sale and Leaseback. Xxxxxxxxxx will not enter into any arrangement, directly or indirectly, with any other Person whereby Xxxxxxxxxx shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which Xxxxxxxxxx intends to use for substantially the same purpose or purposes as the property being sold or transferred.

                  10.9 Stockholder Compensation. If PentaPure exercises the First Option, then from and after such exercise Xxxxxxxxxx will not pay any wage, salary or bonus to, or provide any fringe benefits for, any of the Stockholders, or any relative or affiliate of any of the Stockholders, except for services actually rendered by the recipient and in amounts which are reasonable as compensation for such services.

                  10.10 Restrictions on Nature of Business. Xxxxxxxxxx will not engage in any line of business materially different from that presently engaged in by it, specifically, air and water filtration, and porous plastic components.

                  10.11 Issuance of Stock. Until the Second Option has been exercised or expired, Xxxxxxxxxx will not issue any new capital stock.

         11. Limited Exclusivity. The Stockholders shall cause Xxxxxxxxxx not to sell or otherwise supply any of its products, either directly or indirectly, to:
(a) xxxxxxxxxxxxxxxx or any of its subsidiaries; (b) any manufacturer of refrigerators (including without limitation xxxxx) anywhere in the world; or (c) to any customer or end-user located in the country of xxxxx or for eventual delivery to or use by anyone in the country of xxxxx. Notwithstanding the foregoing, Xxxxxxxxxx shall be free to sell its products to manufacturers who incorporate them into finished goods which are then delivered to customers or end-users in the country of xxxxx, and the provisions of this Section 9 shall not apply where the Stockholders do not have knowledge that products supplied by Xxxxxxxxxx are being used in one or more of the restricted applications referred to above.

         12. Certain Definitions. Except as otherwise expressly provided or unless the context otherwise requires, the terms defined in this Section have the following meanings:

         "Ancillary Agreements" means the Escrow Agreement and the Buy-Sell Agreement.

         "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization, government, or any agency or political subdivision thereof.

         "Subsidiary" shall mean any corporation, association or other business entity more than a majority (by number of votes) of the voting stock of which is owned or controlled, directly or indirectly, by Xxxxxxxxxx or by one or more of its Subsidiaries or both.

         13. Termination. This Agreement and the Escrow Agreement shall terminate upon the earliest of:

         (a) xxxxxxxxxxxxx, if PentaPure has not give timely notice exercising the First Option and does not subsequently close the purchase of the First Option Shares;

         (b) the date that the Stockholders complete the repurchase of the First Option Shares, if PentaPure has not given timely notice exercising the Second Option and does not subsequently close the purchase of the Second Option Shares;

         (c) if PentaPure cancels or terminates the Supply Agreement for a reason other than breach by Xxxxxxxxxx, then within 30 days after such cancellation the Stockholders may give written notice to PentaPure canceling this Agreement and the Escrow Agreement.

Upon termination of this Agreement and the Escrow Agreement, any Option Shares not purchased by PentaPure shall be released from escrow and returned to their owner. In the event that this Agreement terminates under clause (a) above because PentaPure does not exercise the

First Option, then the Buy-Sell Agreement shall also terminate with the termination of this Agreement.

         14. No Waiver; Cumulative Remedies. No failure or delay on the part of any party in exercising any right, power or remedy hereunder or under the Ancillary Agreements shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under the other Ancillary Agreements. The remedies herein and in the other Ancillary Agreements provided are cumulative and not exclusive of any remedies provided by law.

         15. Amendments, Etc. No amendment, modification, termination or waiver of any provision of this Agreement or the Ancillary Agreements or consent to any departure therefrom shall be effective unless the same shall be in writing and signed by the parties and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         16. Addresses for Notices, Etc. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for hereunder and under the Ancillary Agreements shall be in writing and mailed or delivered to the applicable party at its address indicated below:

         If to Xxxxxxxxxx or to any Stockholder: to Xxxxxxxxxx and to all of the Stockholders, at Xxxxxxxxxx, Xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx, Attention:
President

         If to PentaPure: 1000 Apollo Road, Eagan, Minnesota 55121, Attention:
President

or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall, when mailed, be effective when deposited in the mails, by certified or registered mail, addressed as aforesaid.

         17. Costs and Expenses. In the event that any party to this Agreement or the Ancillary Agreements commences any litigation or arbitration proceeding to enforce this Agreement or an Ancillary Agreement following a breach thereof by another party, the prevailing party in such litigation or arbitration shall be entitled to recover its costs incurred in such litigation or arbitration, including without limitation reasonable attorneys fees.

         18. Binding Effect, Assignment. This Agreement and the Ancillary Agreements shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that the parties shall not have the right to assign their respective rights hereunder or any interest herein without the prior written consent of all the other parties. Notwithstanding the foregoing, the PentaPure's rights and obligations under this Agreement and the Ancillary Agreements shall be assignable by it to any purchaser or all or substantially all of PentaPure's business or that of PentaPure's parent corporation.

         19. Time of the Essence. Time is of the essence as to the payment and performance of all obligations and agreements of Xxxxxxxxxx under this Agreement and the Ancillary Agreements.

         20. Governing Law. This Agreement and the Ancillary Agreements shall be governed by, and construed in accordance with, the laws of the State of Xxxxxxxx.

         21. Severability of Provisions. Any provision of this Agreement or the Ancillary Agreements which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         22. Headings. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         23. Arbitration of Disputes. Any and all disputes between any of the parties hereto which arise under this Agreement, or relate to any alleged breach of this Agreement, shall be submitted to binding arbitration before a single arbitrator in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be held in Xxxxxxx, Xxxxxx unless the parties to the arbitration agree to another location. Judgment on the arbitrator's decision may be entered in any court having jurisdiction.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

STOCKHOLDERS:                                             PENTAPURE INCORPORATED

______________________________                            By /s/ James Carbonari
         XXXXxxxxxx                                       Its    CEO

______________________________
         xxxxxxxxxxxx

XXXXXXXXXXXX                                              WTC INDUSTRIES, INC.


By ___________________________                            By /s/ James Carbonari
Its __________________________                            Its    CEO



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